GUARANTY

TO:  GENERAL ELECTRIC CAPITAL CORPORATION


     THIS GUARANTY ("GUARANTY"), dated as of June 25, 2001 is made by WWG 401 NORTH WASHINGTON LLC, a Delaware limited liability company ("GUARANTOR"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER"), and is executed pursuant to that certain Loan Agreement dated as of even date herewith between Lender and Wellsford/Whitehall Holdings, L.L.C., a Delaware limited liability company (the "BORROWER") (such Loan Agreement as it may from time to time be supplemented, modified and amended, being referred to in this Guaranty as the "AGREEMENT"), the provisions of which are incorporated in this Guaranty by reference. Capitalized terms used in this Guaranty and not otherwise defined are used with the meanings set forth in the Agreement.

     As more particularly set forth in the Agreement, Lender has made a loan to the Borrower in the amount of up to $352,600,000.00 (the "LOAN") to provide certain financing for the Properties, including the Property owned by Guarantor (the "GATEWAY TOWER PROPERTY"). As a condition of Lender's agreement to allow a portion of the Loan to be used to finance or refinance the Gateway Tower Property, and to pay Capital Expenditures, Tenant Improvement costs and Leasing Costs incurred in connection with the Gateway Tower Property, Lender has required that Guarantor provide this Guaranty of the Loan, which Guaranty will be secured by Liens on the Gateway Tower Property and Guarantor's other assets. Guarantor is a wholly-owned subsidiary of the Borrower.

     To induce Lender to make the Loan, and in consideration of Lender allowing a portion of the Loan proceeds to be used to directly benefit Guarantor and the Gateway Tower Property, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

     1. GUARANTEED OBLIGATIONS. Subject to the limitations set forth below, the Guarantor absolutely and unconditionally guarantees the punctual and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the following (the "GUARANTEED OBLIGATIONS"):

(1) all present and future indebtedness evidenced by the Promissory Note dated as of even date herewith in the principal amount of $352,600,000.00, executed by the Borrower in favor of Lender, including principal, interest and all other amounts payable under the terms of the Note, upon Borrower's default in the performance of the same; and

(2) all other present and future obligations of the Borrower to Lender under the Loan Documents, upon Borrower's default in the performance of the same; in each case as such indebtedness and other obligations may from time to time be supplemented, modified, amended, renewed and extended, whether evidenced by new or additional instruments, documents or agreements or resulting in a change in the interest rate on any indebtedness or otherwise. Upon the occurrence of any Event of Default, all Guaranteed Obligations shall, at the option of Lender, immediately become due and payable by the Guarantor without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by the Guarantor, and irrespective of whether any Guaranteed Obligations have then become due and payable by the Borrower or any other Borrower Party (each of the Borrower and any other party obligated under the Agreement or Note other than the Guarantor and the Lender being referred to in this Guaranty as an "OTHER BORROWER PARTY").

     The foregoing notwithstanding, Guarantor's total aggregate liability under this Guaranty for the Guaranteed Obligations shall not exceed the sum of the following amounts (without duplication or overlap):

(1) an amount equal to Guarantor's net worth as of the Closing Date (such net worth to be calculated without regard to Guarantor's obligations under this Guaranty); plus

(2) an amount equal to (A) the fair market value of the Gateway Tower Property as of the Applicable Determination Date, minus (B) the fair market value of the Gateway Tower Property as of the Closing Date, but only if the difference is a positive number.

Guarantor acknowledges that, for purposes of the foregoing calculation, Guarantor and Lender have agreed that the fair market value of the Gateway Tower Property as of the Closing Date is $36,859,000, and that Guarantor's aggregate total liabilities as of the Closing Date (including secured, unsecured and contingent liabilities but excluding Guarantor's obligations under this Guaranty and excluding the debt of Guarantor which is being repaid on the Closing Date with Loan proceeds) are not in excess of $2,500,000. Guarantor further acknowledges that, in calculating Guarantor's net worth, Guarantor's assets shall include the positive value of any and all subrogation, contribution or similar rights or claims held by Guarantor by virtue of this Guaranty (whether arising by operation of law or by contract). As used above, "APPLICABLE DETERMINATION DATE" shall mean, in each instance in which such term is used (i.e., such date need not be the same date in each instance where used), either one of the following two dates, as selected by Lender in its sole and absolute discretion: (x) the date of any demand made on Guarantor under this Guaranty or
(y) if any action is commenced by Lender to enforce this Guaranty, the date a judgment is entered against Guarantor in such action.

2. NATURE OF GUARANTY. This Guaranty is a guaranty of payment and performance and not of collection, is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future, including (a) interest and other Guaranteed Obligations arising or accruing after bankruptcy of any other Borrower Party or any sale or other disposition of any security for this Guaranty or for the obligations of any other Borrower Party (any such security being referred to in this Guaranty as the "SECURITY"), and (b) any Guaranteed Obligations that survive repayment of the Loan. This Guaranty and any Security for this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of any Guaranteed Obligations is rescinded or must otherwise be returned by Lender or any other Person upon the bankruptcy, insolvency or reorganization of any other Borrower Party or otherwise, all as though such payment or performance had not occurred. The Guarantor shall have no authority to revoke this Guaranty, but if any such revocation shall be deemed to have occurred by operation of law or otherwise, the provisions of this Guaranty shall continue to apply notwithstanding such revocation.

3. OBLIGATIONS INDEPENDENT. The obligations of the Guarantor under this Guaranty are independent of Guarantor's obligations under any other guaranty executed by Guarantor in connection with any or all of the Guaranteed Obligations, and are independent of the obligations of any other Borrower Party under the Loan Documents (such other obligations of Guarantor, and such obligations of any other Borrower Party, including the Borrower's obligations in respect of the Guaranteed Obligations, being referred to in this Guaranty as the "OTHER OBLIGATIONS"), and any Security, and the enforceability of any Security for this Guaranty is likewise independent of any such Other Obligations and any other Security. Lender may bring action against the Guarantor and otherwise enforce this Guaranty or apply or proceed against any Security for this Guaranty without bringing action against any other Borrower Party or joining any other Borrower Party in any action against the Guarantor, and otherwise independently of any other right, power or remedy (each, a "REMEDY") that may be available to Lender at any time with respect to any Other Obligations or Security. The Guarantor waives any right to require Lender at any time to proceed against any other Borrower Party, apply any Security or otherwise enforce, proceed against or exhaust any Other Obligations or Security or pursue any other Remedy in Lender's power.

4. ACTION WITH RESPECT TO OTHER OBLIGATIONS OR SECURITY. The Guarantor authorizes Lender, without notice or demand and without affecting its liability under or the enforceability or priority of this Guaranty or any Security for this Guaranty from time to time to:

(1) supplement, modify, amend, renew, extend, accept partial payments or performance on or otherwise change the time, manner or place of payment or performance or the interest rate or other terms or the amount of, or release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer or consent to the transfer of or enter into or give any other agreement, approval, waiver or consent with respect to or in exchange for any Other Obligations or Security or any of the Loan Documents;

(2)  receive and hold additional Security or guaranties;

(3) release any other Borrower Party from any personal liability with respect to any Other Obligations and participate in any bankruptcy or reorganization of any other Borrower Party in such manner as Lender may determine; and

(4)  accelerate,  settle,  compromise,  compound,  sue for, collect or otherwise
     liquidate,   enforce  or  deal  with  any  Other  Obligations  or  Security
     (including judicial or non-judicial sale or other disposition of any Security), bid and purchase at any sale or other disposition of any Security and apply any Security and any proceeds or other payments received by Lender, in each case in such order and manner as Lender may determine.

Guarantor acknowledges that the Agreement sets forth certain provisions for the release of the Security for this Guaranty, which provisions are incorporated herein by this reference. Guarantor hereby acknowledges its consent to and agreement with such provisions, and further agrees that any release of the Security for this Guaranty shall be effected solely in accordance with such provisions.

5. WAIVER OF DEFENSES. The Guarantor waives any defense to the enforcement of this Guaranty or any Security for this Guaranty arising by reason of:

(1) any present or future federal, state or local laws, rules, regulations, ordinances or codes (all such laws, rules, regulations, ordinances or codes being hereinafter referred to collectively as "LAWS"), or orders affecting the terms of, or Lender's Remedies with respect to, any Other Obligations or Security;

(2) the absence or cessation of personal liability of any other Borrower Party with respect to any Other Obligations;

(3) the failure of any other Person to execute this Guaranty or any other guaranty or agreement;

(4) the failure of any other Borrower Party to properly execute any Loan Document or otherwise comply with applicable legal formalities;

(5) the unenforceability or invalidity of any Other Obligations or Security or the lack of perfection or failure of priority or any other loss or impairment of any Security;

(6) any discharge or release of any other Borrower Party or any Other Obligations or Security or any impairment or suspension of any Remedies of Lender, whether resulting from any act or omission of Lender or any other Person or by operation of law or otherwise;

(7) any bankruptcy, insolvency or reorganization of any other Borrower Party or any disability or other defense of any other Borrower Party with respect to any Other Obligations or Security;

(8) any failure of Lender to disclose to the Guarantor any information relating to the financial condition, operations, properties or prospects of any other Borrower Party now or in the future known to Lender (the Guarantor waiving any duty on the part of Lender to disclose such information);

(9) any failure of Lender to monitor proper application of loan funds or compliance with the Loan Documents, or to preserve, insure or protect any Security or any subrogation, contribution or reimbursement rights of the Guarantor;

(10) any application of proceeds or payments received by Lender to obligations other than the Guaranteed Obligations; or

(11) any other action by Lender taken in pursuit of any Remedy, whether authorized by Section 4 or otherwise, or failure of Lender to pursue, or any delay in pursuing, any other Remedy in Lender's power.

     The Guarantor further waives: (i) any defense to the recovery by Lender against the Guarantor of any deficiency or otherwise to the enforcement of this Guaranty or any Security for this Guaranty based upon Lender's election of any remedy against Guarantor or any other Borrower Party (even if that election of remedies, such as a non-judicial foreclosure with respect to security for any Other Obligation, destroys the Guarantor's rights of subrogation and reimbursement against the Borrower), including any defense to enforcement of this Guaranty which, absent this waiver, Guarantor might have by virtue of an election by Lender to conduct a non-judicial foreclosure sale of any real property Security for any Other Obligations; (ii) any defense or benefits that may be derived from any anti-deficiency, one form of action and/or security first defenses (if any) under applicable Laws; (iii) any right to a "fair value" hearing or other hearing, to determine the size of any deficiency owing (for which Guarantor would be liable hereunder) following a non-judicial foreclosure sale; (iv) all benefits of any statute of limitations affecting the Guarantor's liability under or the enforcement of this Guaranty or any Other Obligations or Security; (v) promptness, diligence, presentment, demand for performance and protest; (vi) notice of nonperformance, default, acceleration, protest or dishonor; (vii) except for any notice otherwise required by applicable Laws that may not be effectively waived by the Guarantor, notice of sale or other disposition of any Security; and (viii) notice of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations, and all other notices of any kind with respect to any Other Obligations. Without limiting the foregoing, or anything else contained in this Guaranty, Guarantor waives all rights and defenses that the Guarantor may have because the Other Obligations are secured by real property. This means, among other things:

(1) The Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; and

(2)  If the Lender  forecloses  on any real property  collateral  pledged by the
     Borrower: (x) the amount of the Other Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (y) the Lender may collect from the Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Other Obligations are secured by real property. Notwithstanding anything to the contrary herein, Guarantor does not waive the defense of payment or any right or defense based on willful misconduct of Lender.

6. SUBROGATION. Notwithstanding anything to the contrary elsewhere contained herein or in any other document to which Guarantor is a party, Guarantor hereby expressly agrees that, until payment and performance in full of all Other Obligations, Guarantor shall not assert, with respect to Borrower and its successors and assigns (including any surety) and any other Person, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against Borrower or any other Person in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty any other document relating to the Guaranteed Obligations to which Guarantor is a party. Guarantor agrees that, until payment and performance in full of all Other Obligations, it shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against Guarantor by Borrower (as borrower or in any other capacity), Lender or any other Person. Guarantor hereby acknowledges and agrees that this waiver is intended to benefit Borrower and Lender and shall not limit or otherwise affect Guarantor's liability hereunder, under any other document to which Guarantor is a party, or the enforceability hereof or thereof. If the Guarantor nevertheless receives payment of any amount on account of any such subrogation, contribution, indemnity or reimbursement rights or otherwise in respect of any payment or performance by the Guarantor of any Guaranteed Obligations prior to payment and performance in full of all Other Obligations, such amount shall be held in trust for the benefit of Lender and immediately paid to Lender for application to the Other Obligations in such order and manner as Lender may determine.

7. REPRESENTATIONS OF THE GUARANTOR. The Guarantor represents and warrants to Lender that:

(1)  this Guaranty is executed at the request of the Borrower;

(2) the Guarantor has established adequate means of obtaining from any other Borrower Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Borrower Parties;

(3) the Guarantor has received and read (with the assistance of its counsel) copies of all of the other Loan Documents;

(4) no oral promises, assurances, representations or warranties have been made by or on behalf of Lender to induce the Guarantor to execute and deliver this Guaranty;

(5) the execution, delivery and performance by Guarantor of the Loan Documents, Ancillary Agreements and all other instruments and documents to be executed and delivered by Guarantor and by its partners, to the extent they are parties thereto, and the creation of all Liens provided for herein and therein: (i) are within Guarantor's and its partners' partnership and/or corporate power; (ii) have been duly authorized by all necessary or proper partnership and/or corporate action; (iii) are not in contravention of any provision of Guarantor's or its partners' respective partnership agreement and/or certificate, or bylaws and/or articles of incorporation; (iv) do not violate any Law, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor and/or its partners is a party or by which Guarantor and/or its partners or any of their property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of Guarantor and/or its partners other than those in favor of Lender, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, other than such consents and approvals as have been duly obtained, made or complied with on or prior to the Closing Date. Each of the Loan Documents to which Guarantor and/or any of its partners is a party has been duly executed and delivered by or for the benefit of or on behalf of Guarantor and/or its partners, and each constitutes a legal, valid and binding obligation of Guarantor and, to the extent they are parties thereto, its partners, enforceable against each of them in accordance with its terms; and

(6) Guarantor owns good and marketable title to the Security for this Guaranty; none of the Security for this Guaranty is subject to any Liens, except Permitted Encumbrances; and Guarantor has received all assignments, waivers, consents and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect Guarantor's right, title and interest in and to the Security for this Guaranty.

8. INCORPORATION OF COVENANTS, INDEMNITIES AND AGREEMENTS. All covenants, agreements, indemnities and other obligations of Borrower under the Agreement regarding the Borrower Properties shall be deemed to be incorporated herein by this reference, and shall be deemed to be ongoing covenants, agreements, indemnities and obligations of Guarantor under this Guaranty with respect to the Security for this Guaranty.

9. RELEASES OF SECURITY. Guarantor hereby acknowledges and agrees to the provisions set forth in the Agreement regarding releases of the Security for this Guaranty. Guarantor agrees that all Security for this Guaranty shall be released solely in accordance with such provisions.

10. WAIVERS AND AMENDMENTS. No supplement to, modification or amendment of, or waiver, consent or approval under, any provision of this Guaranty shall be effective unless in writing and signed by Lender, and any waiver, consent or approval shall be effective only in the specific instance and for the specific purpose for which given.

11. REMEDIES. Each of the Remedies provided in this Guaranty is cumulative and not exclusive of, and shall not prejudice, any other Remedy provided in this Guaranty or by applicable Laws or under any other Loan Document. Each Remedy may be exercised from time to time as often as deemed necessary by Lender, and in such order and manner as Lender may determine. No failure or delay on the part of Lender in exercising any Remedy shall operate as a waiver of such Remedy; nor shall any single or partial exercise of any Remedy preclude any other or further exercise of such Remedy or of any other Remedy.

12. COSTS AND EXPENSES. The Guarantor shall pay to Lender on demand all costs, expenses and charges of Lender in connection with the enforcement of, or the exercise of any Remedy or any other action taken by Lender under or in connection with, this Guaranty or any Guaranteed Obligations, including the reasonable fees and disbursements of Lender's legal counsel and other out-of-pocket expenses, and the reasonable charges of Lender's internal legal counsel.

13. NOTICES. Any notice required or permitted to be given under this Guaranty shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy. All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

   If to Guarantor:   WWG 401 North Washington LLC
                      c/o WP Commercial, L.L.C.
                      26 Main Street
                      Chatham, New Jersey  07928
                      Attention:  Mr. Richard Previdi and Steven Jason, Esq.
                      Telecopy Number:  (973) 701-1115

   With a copy to:    Whitehall Street Real Estate Limited Partnership XI
                      85 Broad Street, 10th Floor
                      New York, New York  10004
                      Attention:  Chief Financial Officer
                      Telecopy Number:  (212) 357-5505

   and to:            Sullivan & Cromwell

                      125 Broad Street
                      New York, New York  10004
                      Attention:  Anthony J. Colletta, Esq.
                      Telecopy Number:  (212) 558-3588

   If to Lender:      General Electric Capital Corporation
                      c/o GE Capital Realty Group, Inc.
                      16479 Dallas Parkway, Suite 600
                      Addison, Texas  75001-2512
                      Attention:  Asset Manager
                      Telecopy Number:  (972) 447-2667

  With a copy to:    General Electric Capital Corporation
                     292 Long Ridge Road
                     Stamford, Connecticut 06927
                     Attention: Department Counsel/Commercial
                     Real Estate Legal Operations
                     Telecopy Number:  (203) 357-6768

Any communication so addressed and mailed shall be deemed to be given on the earliest of (1) when actually delivered, (2) on the first Business Day after deposit with an overnight air courier service, or (3) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Guarantor, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

14. BINDING AGREEMENT. This Guaranty shall be binding on and inure to the benefit of the Guarantor and Lender and their respective successors and assigns, except that the Guarantor shall have no right to assign any interest under this Guaranty without the prior written consent of Lender. Lender may from time to time assign its interest under this Guaranty in connection with any assignment of the Loan Documents in accordance with Section 11.1 of the Agreement.

15. MULTIPLE GUARANTORS. If more than one Person signs this Guaranty as Guarantor, (a) the term "Guarantor" shall mean each such Person, (b) the obligations of each Guarantor shall be joint, several and independent, and (c) this Guaranty shall be construed and enforced as though each Guarantor executed a separate guaranty on the terms set forth in this Guaranty.

16. GOVERNING LAW. This Guaranty shall be governed by, and construed and enforced in accordance with, the Laws of New York.

17. CONSTRUCTION. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will including any other gender. The captions of the sections of this Guaranty are for convenience only and do not define or limit any terms or provisions. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty. Time is of the essence in the performance of this Guaranty by Guarantor.

18. ENFORCEABILITY. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Lender's consideration for making the Loan, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to make the Loan in material reliance upon the presumed full enforceability thereof.

19. WAIVER OF JURY TRIAL. EACH OF LENDER AND THE GUARANTOR WAIVE TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING (INCLUDING COUNTERCLAIMS), WHETHER AT LAW OR EQUITY, BROUGHT BY LENDER OR THE GUARANTOR AGAINST THE OTHER ON MATTERS ARISING OUT OF OR IN ANY WAY RELATED TO OR CONNECTED WITH THIS GUARANTY, THE OTHER LOAN DOCUMENTS, THE LOAN OR ANY TRANSACTION CONTEMPLATED BY, OR THE RELATIONSHIP BETWEEN LENDER AND THE GUARANTOR OR ANY OTHER BORROWER PARTY OR ANY ACTION OR INACTION BY ANY PARTY UNDER, ANY OF THE LOAN DOCUMENTS.

20. LOAN AGREEMENT SECTION 12.1 NOT APPLICABLE. Notwithstanding anything contained in the Agreement to the contrary, the terms and conditions of this Guaranty and all of Guarantor's obligations hereunder shall not in any way be limited by the limitation of liability provisions set forth in Section 12.1 of the Agreement or in the Joinder to the Agreement.

21. DEBT REMAINING OUTSTANDING AFTER PAYMENTS AND LIQUIDATION OF COLLATERAL SHALL BE THAT GUARANTEED HEREBY. Guarantor agrees that any indebtedness which remains owing under the Loan Documents after the application of payments received from Borrower or any other Borrower Party (or from Guarantor under any separate guaranty) and the application of proceeds received from the foreclosure of the Collateral Documents (or after application of the credit bids of the Lender at the foreclosure sales), and other liquidation of the Collateral, shall be deemed to be indebtedness guaranteed hereby; and Guarantor may not claim or contend so long as any such indebtedness remains outstanding that any payments received by Lender from Borrower or otherwise, or proceeds received by Lender on the liquidation of the Collateral, shall have reduced or discharged Guarantor's liability or obligations hereunder. Nothing contained in this Section shall be deemed to: (a) limit or otherwise impair any of the waivers or agreements of Guarantor contained in the preceding sections of this Guaranty, (b) require Lender to proceed against Borrower or any Collateral before proceeding against Guarantor (any such requirement having been specifically waived), or (c) limit or otherwise impair any rights Lender would have in the absence of this Section.

22. LIMITATION ON LIABILITY. Except as otherwise provided below, Lender's recourse hereunder shall be limited to the Security for this Guaranty and no members of Guarantor or any of their Affiliates or their affiliated companies, officers, directors, shareholders, members or any other Person, disclosed or undisclosed, shall be personally liable for the repayment of any of the Guaranteed Obligations, except that Guarantor and the Borrower Parties (to the extent provided in, and subject to the terms of, the Joinder attached to the Agreement) (but not The Goldman Sachs Group, Inc. and not any direct or indirect general or limited partners or shareholders, members, officers, directors or employees of the general or limited partners in, or members of, the Borrower Parties which are not themselves Borrower Parties) shall be personally liable
(1) for the portion of the outstanding principal balance of the Loan allocable to the Nomura Properties, as evidenced by the Adjusted Loan Basis for such Properties, and all accrued and unpaid interest, fees and other sums owing under the Loan Documents which are attributable to, or otherwise fairly allocable to, such principal balance, (2) for the Guarantor's fraud (but only to the extent of actual damages suffered by Lender caused by such fraud), (3) whether prior to or after an Event of Default for the Guarantor's misappropriation (I.E., application in violation of the terms of the Agreement which have been incorporated herein by reference) of insurance proceeds, condemnation awards, Operating Cash Flow, Net Capital Proceeds, Lease Buy Out Consideration, Security Deposits and any other amounts required to be held by Borrower in escrow or segregated accounts pursuant to the terms of the Agreement and any other escrow deposits, but only to the extent of the amounts so misapplied and received by such Borrower Party, (4) for all Environmental Liabilities and Costs to the extent indemnifiable under Article 4 of the Agreement hereof or under the Hazardous Substances Indemnity Agreement, (5) for failure to maintain any insurance coverage required under the Agreement or any other Loan Document, and
(6) a breach of the representations and warranties set forth in Section 6.18 of the Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the day and year first above written.

GUARANTOR:

WWG 401 NORTH WASHINGTON LLC, a Delaware limited liability company

By:   Wellsford/Whitehall Holdings, L.L.C., a Delaware limited liability company

      By: Wellsford/Whitehall Properties II, L.L.C., a Delaware limited liability company, its managing member

           By: Wellsford/Whitehall Group, L.L.C., a Delaware limited liability company, its sole member

                By:   WP Commercial, L.L.C., a Delaware limited
                      liability company, its manager


                        By:      /s/ Alan Kava
                                 -------------
                        Name:   Alan Kava
                        Title:  Authorized Signatory